                                                                    Exhibit 24.1

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of September, 1996.



                                        /s/ Frank Borman
                                        ----------------------------
                                        Frank Borman

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, Johnnetta B. Cole, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of September, 1996.


                                        /s/ Johnnetta B. Cole
                                        ----------------------------------
                                        Johnnetta B. Cole

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation (the "Company), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of September, 1996.


                                        /s/ Berry R. Cox
                                        ---------------------------
                                        Berry R. Cox

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of September, 1996.


                                        /s/ Milledge A. Hart, III
                                        ----------------------------------
                                        Milledge A. Hart, III

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of September, 1996.



                                        /s/ John L. Clendenin
                                        -------------------------------
                                        John L. Clendenin

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, Donald R. Keough, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of September, 1996.



                                        /s/ Donald R. Keough
                                        -----------------------------------
                                        Donald R. Keough

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of September, 1996.



                                        /s/ Kenneth G. Langone
                                        -------------------------------
                                        Kenneth G. Langone

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, or any one of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to (i) sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about September 24, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, (ii) to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement (including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 public offering by the Company of its Convertible Subordinated Notes, and (iii) to sign on my behalf and in my name and stead any other document deemed necessary or appropriate by any of them in connection with such offering, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of September, 1996.


                                        /s/ M. Faye Wilson
                                        -----------------------------
                                        M. Faye Wilson